NSAR ITEM 77O

                             VKAC Equity Income Fund
                               10f-3 Transactions

  UNDERWRITING #                UNDERWRITING                  PURCHASED FROM

         1                 Microsoft Corporation              Goldman, Sachs
         2                 Microsoft Corporation               Furman Selz
         3                 Microsoft Corporation             Salomon Brothers
         4                 Microsoft Corporation               Dillon Reed
         5                 Microsoft Corporation                   DLJ
         6                  BA Merchant Services              Goldman, Sachs
         7                 Washington Mutual Inc.             Merrill Lynch
         8                   Vail Resorts, Inc.                Bear Stearns
         9                   Vail Resorts, Inc.                Furman Selz
        10             Nationwide Financial Services           First Boston
        11               Provident Companies, Inc.           Salomon Brothers
        12               Provident Companies, Inc.           Fox-Pitt, Kelton
        13               Provident Companies, Inc.         Sanford C. Bernstein
        14               Provident Companies, Inc.         Wasserstein Perella
        15                  Hartford Life, Inc.               Goldman Sachs
        16               Electricidade de Portugal            Goldman Sachs
        17                        Raytheon                     First Boston
        18                        Raytheon                    Merrill Lynch
        19                   MedPartners, Inc.                 Smith Barney
        20                   MedPartners, Inc.                UBS Securities
        21                First Union Corporation             Goldman Sachs
        22                First Union Corporation         Santander Investments
                                                                   Sec.
        23             Nextlink Communications, Inc.         Salomon Brothers
        24                     Rhone-Poulenc                  UBS Securities
        25                       Benckiser                    Goldman Sachs
        26                       Benckiser                    Merrill Lynch
        27                 Newell Financial Trust             Goldman Sachs


AMOUNT OF SHARES  % OF UNDERWRITING DATE OF PURCHASE
    PURCHASED
      66,000           0.602%        12/17/96
       3,000           0.027%        12/17/96
       4,000           0.037%        12/17/96
      10,000           0.091%        12/17/96
       2,000           0.018%        12/17/96
       3,200           0.023%        12/18/97
      32,700           0.224%        01/22/97
      54,000           0.446%        02/03/97
       1,000           0.008%        02/03/97
      55,500           0.270%        03/05/97
      36,100           0.610%        05/05/97
       1,100           0.019%        05/05/97
      10,000           0.169%        05/05/97
       2,000           0.034%        05/05/97
      44,100           0.192%        05/21/97
     35, 100           0.043%        06/16/97
   5,000,000           0.167%        08/07/97
   5,000,000           0.167%        08/07/97
     272,000           1.437%        09/15/97
       5,000           0.026%        09/15/97
      10,000           0.019%        09/18/97
      33,600           0.064%        09/18/97

      25,000           0.189%        09/26/97
     234,000           0.936%        10/23/97
      54,800           0.824%        11/24/97
      61,200           0.920%        11/24/97
     185,000           2.151%        12/08/97



Other Firms participating in Underwriting:

Underwriting for #1, 2, 3, 4 & 5
Deutsche Morgan Grenfell
Goldman, Sachs & Co.
Salomon Brothers Inc.
Smith Barney Inc.
Alex, Brown & Sons Incorporated
Morgan Stanley & Co. Incorporated
Allen & Company Incorporated
BT Securities Corporation
Bear, Stearns & Co., Inc.
Cowen & Company
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Furman Selz LLC
Edward D. Jones & Co., L.P.
Montgomery Securities
PaineWebber Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Ragen MacKenzie Incorporated
Robertson, Stephens & Company LLC
SoundView Financial Group, Inc.

Underwriting for #6
Goldman, Sachs & Co.
Montgomery Securities
Salomon Brothers Inc.
Robert W. Baird & Co., Incorporated
Sanford C. Bernstein & Co., Inc.
Alex, Brown & Sons Incorporated
Chase Securities Inc.
Cowen & Company
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.


Underwriting for #6 (con't)
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Gerard Klauer Mattison & Co., LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Robertson, Stephens & Company LLC
Wasserstein Perella Securities, Inc.
Wheat First Butcher Singer

Underwriting for #7
Merrill Lynch & Co.
Friedman, Billings, Ramsey & Co., Inc.
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Credit Suisse First Boston Corporation
Dean Witter Reynolds Inc.
A.G. Edwards & Sons, Inc.
Keefe, Bruyette & Woods, Inc.
Lehman Brothers Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Paine Webber Incorporated
Ragen MacKenzie Incorporated
Smith Barney Inc.
UBS Securities LLC
Wasserstein Perella Securities, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
D.A. Davidson & Co.
Fox-Pitt, Kelton Inc.
Hoefer & Arnett Incorporated
Jenson Securities Co.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Pacific Crest Securities
Underwriting for #7 (con't)
Piper Jaffray Inc.
Rodman & Renshaw, Inc.
Ryan, Beck & Co.
Sandler O'Neill & Partners L.P.
The Seidler Companies Incorporated
Southeast Research Partners, Inc.
Sutro & Co. Incorporated
Utendahl Capital Partners, L.P.

Underwriting for #8 & 9

Bear, Stearns & Co., Inc.
Furman Selz
Goldman, Sachs & Co.
Salomon Brothers Inc.
Schroder Wertheim & Co.
Smith Barney Inc.
Alex, Brown & Sons Incorporated
BT Securities Corporated
Cowen & Company
Dean Witter Reynolds Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Morgan Stanley & Co. Incorporated
Oppenheimer & Co., Inc.
Wasserstein Perella Securities, Inc.
Allen & Company Incorporated
Blaylock & Partners, L.P.
Brean Murray & Co., Inc.
Dain Bosworth Incorporated
Doft & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hanifen, Imhoff, Inc.
Janco Partners, Inc.
Underwriting for #8 & 9 (con't)
Jefferies & Company
Josephthal Lyon & Ross Incorporated
Ladenburg, Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
Ormes Capital Markets, Inc.
Piper Jaffray Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting for #10
Credit Suisse First Boston
Morgan Stanley & Co., Incorporated
Merrill Lynch, Peirce, Fenner & Smith Incorporated
Bear, Stearns & Co., Inc.
Alex, Brown & Sons Incorporated
Dean Witter Reynolds, Inc.
Deutsche Morgan Grenfell Inc.
Dillon, Read & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Invemed Associates, Inc.
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Oppenheimer & Co., Inc.
Paine Webber Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co., Incorporated
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Conning & Company
Advest, Inc.
M.R. Beal & Company
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
Dain Bosworth Incorporated
Underwriting for #10 (con't)
Doley Securities, Inc.
Dowling & Partners Securities, LLC
Everen Securities, Inc.
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Ladenburg, Thalmann & Co. Inc.
WR Lazard, Laidlaw Inc.
McDonald & Company Securities, Inc.
Neuberger & Berman LLC
The Ohio Company
Ormes Capital Markets, Inc.
Paulsen Securities
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Sands, Brothers & Co., Ltd.
Stephens Inc.
Trilon International Inc.
Utendahl Capital Partners, L.P.

Underwriting for #11, 12, 13 & 14

Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
J.C. Bradford & Co.
Donaldson, Lufkin, Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Fox-Pitt, Kelton Inc.
Moors & Cabot, Inc.
The Robinson-Humphrey Company, Inc.
Wasserstein Perella Securities, Inc.





Underwriting for #15

Goldman, Sachs & Co.
Dean Witter Reynolds, Inc.
Merrill Lynch & Co.
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
J.C. Bradford & Co.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Piper Jaffray Inc.
Principal Financial Securities, Inc.
Prudential Securities Incorporated
Sutro & Co., Incorporated
Wheat, First Securities, Inc.
Lehman Brothers Inc.
Paine Webber Incorporated
Conning & Company
Advest, Inc.
Sanford C. Bernstein & Co., Inc.
Dain Bosworth Incorporated
Dowling & Partners Securities, LLC
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott Inc.
Neuberger & Berman LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
Stephens Inc.

Underwriting for #16

Goldman Sachs & Co.
ABN AMRO Chicago Corporation
Lehman Brothers, Inc.
Merrill Lynch & Co.
A.G. Edwards & Sons, Inc.
Morgan Stanley & Co., Incorporated
Underwriting for #16 (con't)
Prudential Securities Incorporated
Advest, Inc.
Dain Bosworth Incorporated
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.
Nesbitt Burns Securities Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated

Underwriting for #17 & 18 Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Morgan Stanley & Co., Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
Chase Securities Inc.
Lehman Brothers Inc.
Salomon Brothers Inc.
ABN AMRO Chicago Corp.
BancAmerica Securities, Inc.
BT Securities Corp.
CIBC Wood Gundy Securities Corp.
Citicorp Securities, Inc.
Deutsche Morgan Grenfell Inc.
First Chicago Capital Markets, Inc.
SBC Warburg Inc.
Scotia Capital Markets Inc.
UBS Securities LLC
Blaylock & Partners, L.P.
Muriel Siebert & Co. Inc.



Underwriting for #19 & 20
Smith Barney Inc.
Credit Suisse First Boston Corp.
Merrill Lynch, Inc.
Montgomery Securities
Morgan Stanley & Co., Inc.
Piper Jaffray Inc.
ABN AMRO Chicago, Corp.
Bear, Stearns, & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Cowen & Company
A.G. Edwards & Sons, Inc.
EVEREN Securities Inc.
Lehman Brothers Inc.
Needham & Company Inc.
The Robinson-Humphrey Company, Inc.
Rothschild Inc.
Salomon Brothers Inc.
Sterne, Agee & Leach, Inc.
UBS Securities, LLC
Vector Securities International Inc.
Wasserstein Perella Securities Inc.
Wessels, Arnold & Henderson, LLC

Underwriting for #21 & 22
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Santander Investment Securities Inc.
UBS Securities LLC
Wheat, First Securities, Inc.
Bear, Stearns & Co. Inc.
Sanford C. Bernstein & Co., Inc.
BT Alex. Brown Incorporated
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Underwriting for #21 & 22 (con't)
Merrill Lynch, Incorporated
Montgomery Securities
J.P. Morgan Securities Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.
SBC Warburg Dillon Read Inc.
Scott & Stringfellow, Inc.
Smith Barney Inc.


Underwriting for #23
Salomon Brothers Inc.
Merrill Lynch Incorporated
Bear, Stearns & Co., Inc.
Lazard Freres & Co., LLC
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
Montgomery Securities
Morgan Stanley & Co., Incorporated
Smith Barney Inc.
TD Securities Inc.
UBS Securities LLC
Dain Bosworth Incorporated
Everen Securities, Inc.
Furman Selz LLC
McDonald & Company Securities, Inc.
Morgan Keegan, & Company, Inc.
Sutro & Co. Incorporated
Wheat First Butcher Singer
George K. Baum & Company
Hanifen, Imhoff Inc.
Pennsylvania Merchant Group Ltd
Ragen MacKenzie Incorporated




Underwriting for #24
Morgan Stanley Dean Witter
Societe Generale
UBS Securities LLC
Credit Lyonnais Securities Inc.

Underwriting for #25 & 26
Morgan Stanley & Co., Inc.
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Furman Selz LLC
J.P. Morgan Securities Inc.
Paine Webber Incorporated
Prudential Securities Inc.
Smith Barney, Inc.
Arnold and S. Bleichroeder, Inc.
Janney Montgomery Scott, Inc.
Edward D. Jones & Co., L.P.
McDonald & Company Securities, Inc.

Underwriting for #27
Goldman, Sachs & Co.
Morgan Stanley & Co., Inc.
Robert W. Baird & Co., Inc,
Bear, Stearns & Co., Inc.
Merrill Lynch, Inc.